SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 29, 2005


                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-120916                   30-0183252
----------------------------   ----------------------   ------------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

    383 Madison Avenue                                           10179
    New York, New York
-------------------------------                          -----------------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 8.01.  Other Events.

         On or about July 29, 2005, the Registrant will cause the issuance and sale of approximately $590,119,150 initial principal amount of Structured Asset Mortgage Investments II Trust 2005-AR6 Mortgage Pass-Through Certificates, Series 2005-AR6 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2005, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         In connection with the sale of the Series 2005-AR6 Class I-A-1, Class I-A-2, Class I-A-3, Class X-1, Class II-A-1, Class II-A-2, Class II-A-3, Class X-2, Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-120916, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

         Not applicable.

         (b) Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits

EXHIBIT NO.      ITEM 601(A) OF                       DESCRIPTION
-----------      REGULATION S-K                       -----------
                  EXHIBIT NO.
                 ----------------
     1                 99              Computational Materials -- Computational
                                       Materials (as defined in Item 5) that
                                       have been provided by the Underwriter to certain prospective purchasers of
                                       Structured Asset Mortgage Investments II
                                       Trust 2005-AR6 Mortgage Pass-Through
                                       Certificates, Series 2005-AR6 .



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:      /s/ Baron Silverstein
   ------------------------------------
       Name:  Baron Silverstein
       Title:    Vice President

Dated:  August 4, 2005

                                  EXHIBIT INDEX


Exhibit Number       Item 601(a) of        Sequentially                   Page
--------------       Regulation S-K        Numbered                       ----
                     Exhibit No.           Description
                     --------------        ------------
1                    99                    Computational Materials

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet






NEW ISSUE MARKETING MATERIALS

$590,119,000 (Approximate)


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR6

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
Depositor

WELLS FARGO BANK MINNESOTA, NA
Master Servicer

JP MORGAN CHASE BANK
Trustee

BEAR, STEARNS & Co. Inc.
Sole and Lead Underwriter


All statistical Information is preliminary and based upon Information as of July 1, 2005.


July 27, 2005


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26,2005
-------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                                                     $590,119,000 (APPROX)
                                          STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                                      MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR6


                                              CREDIT      INTEREST
             CERTIFICATE        RATINGS       ENHANCE       RATE             COLLATERAL                CERTIFICATE
    CLASS     SIZE (1)         S&P/MDY        %age (2)      Type               Type                        Type

                                                        OFFERED CERTIFICATES

    1-A-I    $69,586,000         AAA/Aaa      45.07%       LIBOR (3)      1-Mo. LIBOR Neg Am           Group I Super
                                                                                                      Senior Floater
    I-A-2    $34,793,000         AAAIAaa      17.61%       LIBOR (3)      1-Mo. LIBOR Neg Am      Group I Level 1 Senior
                                                                                                      Support_Floater
    I-A-3    $11,597,000         AAA/Aaa       8.45%       LIBOR (3)      1-Mo. LIBOR Neg Am      Group I Level 2 Senior
                                                                                                      Support_Floater
     X-l     Notional (4)        AAAIAaa       8.45%        WAC (4)       1-Mo. LIBOR Neg Am          Group 1 Senior
                                                                                                       Interest Only
    11-A-l   $260,173,000        AAA/Aaa      45.07%       LIBOR (3)          MTA Neg Am              Group II Super
                                                                                                      Senior Floater
    II-A-2   $130,086,000        AAA/Aaa      17.61%       LIBOR (3)          MTA Neg Am          Group II Level 1 Senior
                                                                                                      Support Floater
    I1-A-3   $43,362,000         AAA/Aaa       8.45%       LIBOR (3)          MTA Neg Am          Group II Level 2 Senior
                                                                                                      Support Floater
     X-2     Notional (6)        AAAIAaa       8.45%        WAC (5)           MTA Neg Am              Group II Senior
                                                                                                       Interest Only
     M-X     Notional (7)        AA+/Aal       7.00%        WAC (6)           Total Pool         Subordinate Interest Only
     M-l     $8,705,000          AA+/Aal       7.00%       LIBOR (7)          Total Pool            Subordinate Floater
     M-2     $7,504,000          AA+/Aa2       5.75%       LIBOR (7)          Total Pool            Subordinate Floater
     M-3     $4,502,000          AA+/Aa3       5.00%       LIBOR (7)          Total Pool            Subordinate Floater
     M-4     $4,202,000           AAIA1        4.30%       LIBOR (7)          Total Pool            Subordinate Floater
     M-5     S3,902,000           AAIA2        3.65%       LIBOR (7)          Total Pool            Subordinate Floater
     M-6     $3,302,000           A+/A3        3.10%       LIBOR (7)          Total Pool            Subordinate Floater
     B-l     $3,002,000           AIBaal       2.60%       LIBOR (7)          Total Pool            Subordinate Floater
     B-2     $2,401,000          A-/Baa2       2.20%       LIBOR (7)          Total Pool            Subordinate Floater
     B-3     $3,002,000           BBB/NR       1.70%       LIBOR (7)          Total Pool            Subordinate Floater

                                                   PRIVATELY OFFERED CERTIFICATES

     B-4     $4,202,000            BB/NR       1.00%       LIBOR (7)          Total Pool            Subordinate Floater



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
     B-5     $3,602,000            B/NR        0.40%       LIBOR (7)          Total Pool            Subordinate Floater
     B-6     $2,401,159          Not Rated      ---        LIBOR (7)          Total Pool            Subordinate Floater

   (1) The Certificate Sizes are approximate and subject to a +1- 1 (PLO vanance.

   (2) Credit Enhancement percentages are preliminary and subject to change based upon the final pooi and any additional rating agency evaluation.

   (3) The Pass-Through Rates for the Class I-A-l, Class I-A-2, Class I-A-3 (collectively, the "Class I-A Certificates"), Class II-A-l, Class II-A-2 and Class II-A-3 Certificates (collectively, the "Class Il-A Certificates") will be a floating rate based on One-Month LIBOR plus 0.3 10%, 0.360%, 0.430%, 0.3 10%, 0.360% and 0.430%, respectively, subject to the lesser of (i) 10.50% and (ii) the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 2 times the original certificate margin. The Class I-A and Class lI-A Certificates will settle flat and accrue interest on an actual/360 basis.

   (4) The Class X- 1 will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group I Mortgage Loans over (y) the weighted average pass-through rate on the Class I-A Certificates based on the notional amount equal to aggregate current principal amount of the Class I-A Certificates. The Class X-1 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

   (5) The Class X-2 will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group II Mortgage Loans over (y) the weighted average pass-through rate on the Class Il-A Certificates based on the notional amount equal to aggregate current principal amount of the Class lI-A Certificates. The Class X-1 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

   (6) The Class M-X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class B Certificates based on the notional amount equal to aggregate current principal amount of the Class B Certificates. The Class M-X Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

   (7) The Pass-Through Rate for the Class M-l, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-l, Class B-2, Class B-3, Class B-4, Class B-S and Class B-6 Certificates (collectively, the "Class B Certificates") will be a floating rate based on One-Month LIBOR plus 0.530%, 0.580%, 0.630%, 0.750%, 0.770% and 0.820%, 1.400%, 1.550%,
        2.100%, 2.150%, 2.150%, and 2.150%, respectively, subject to the lesser of(i) 10.50% and (ii) the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by
        1.5 times the original certificate margin. The Class B Certificates will settle flat and accrue interest on an actual/360 basis.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

       Depositor/Seller:                    Structured Assets Mortgage Investments II, Inc. ("SAMI II")

       Originators:                         The Group 1 Mortgage Loans were originated by First Horizon (approx. 50%), Greenpoint
                                            Mortgage Funding, Inc. (approx. 32%), SouthStar (approx. 9%), Winstar Mortgage (approx.
                                            5%) and four other originators each comprising less than 2% of Group 1.

                                            The Group 2 Mortgage Loans were originated by First Horizon (approx. 3 1%), SouthStar
                                            (approx. 22%), Winstar Mortgage (approx. 14%), Metrocities Mortgage (approx. 10%),
                                            Millenium Funding (approx. 7%), Platinum Capital (approx. 7%) , Home Capital Funding
                                            (approx. 5%) and five other originators each comprising less than 2% of Group 2.

       Underlying Servicers:                The Group 1 Mortgage Loans are serviced by EMC Mortgage Corp. (approx. 97%), EverHome
                                            Mortgage (approx. 3%) and Countrywide Home Loan Servicing LP (less than 1%).

                                            The Group 2 Mortgage Loans are serviced by EMC Mortgage Corp. (approx. 85%) and EverHome
                                            Mortgage (approx. 15%).

       Master Servicer:                     Wells Fargo Bank Minnesota, NA

       Trustee:                             JP Morgan Chase Bank

       Cut-off Date:                        July 1, 2005

       Closing Date:                        July 29, 2005

       Legal Structure:                     REMIC

       Clean-Up Call:                       The terms of the transaction allow for termination of the trust once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                            Date. (the "Clean-Up Call Date").

       Distribution Date:                   25th of each month or next business day, commencing August 2005.

       Remittance Type:                     Scheduled/Scheduled

       Form of Registration:                The Offered Certificates will be issued in book-entry form through DTC.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                                                  4

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
       SMMEA:                               The Class I-A, Class Il-A, Class X-1, Class X-2, Class M-X and Class M-1, Class M-2,
                                            Class M-3, Class M-4 and Class M-5 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

       ERISA:                               The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the
                                            Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

       Interest ACCRUAL Period:             The interest accrual period for the Class I-A, Class IT-A and Class M and
                                            Class B Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                                            Distribution Date, the Closing Date) and ending on the day prior to such
                                            Distribution Date (on an actuaIl36O basis). On the Closing Date, the Class
                                            I-A, Class Il-A and Class M and Class B Certificates settle flat.

                                            The interest accrual period on the Class X- 1, Class X-2 and Class M-X
                                            Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Class
                                            X-1, Class X-2 and Class M-X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

       Advancing Obligation:                The Underlying Servicer is obligated to advance for delinquent mortgagor payments through the date of liquidation of the property to the extent they are deemed recoverable. The Master Servicer will backstop the advancing obligations of the
                                            Underlying Servicers.

       Compensating Interest:               The Underlying Servicers will be required to cover interest shortfalls as a result of full or partial prepayments to the extent of the aggregate servicing fee.

       Collateral Description:              The mortgage pool is expected to consist of approximately $600 million of first-lien residential adjustable-rate mortgage loans that adjust monthly based on
                                            1-Month LIBOR (approximately 21%) or 1-Year MTA (approximately 79%).



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                  5

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
                                            The mortgage loans are indexed to either 1-Year MTA or 1-Month LIBOR with monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%, 125% or 115%) of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause
                                            (i) to amortize filly the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

                                            Provided below is a brief summary of the expected mortgage pool by loan type as of July
                                            1, 2005:


                                  % OF             GROSS        NET          WAM       GROSS        NET         MAX
                                  POOL              WAC         WAC          (MOS.)    MARGIN      MARGIN       RATE
             ---------------------------------------------------------------------------------------------------------
                Group I           21.1%            2.696%       2.316%       384       2.989%      2.609%      10.634%
              (LIBORNEGAM)
                GROUP II
              (MTA NEG AM)        79.9%            2.663%       2.283%       361       3.030%      2.650%      10.066%
                 TOTAL:           100.00%          2.670%       2.290%       366       3.022%      2.642%      10.186%

                                            None of the mortgage loans are interest-only loans. In addition, 100% of the mortgage loans with LTVs greater than 80% have mortgage insurance up to the required agency limits (none are secured by additional collateral or pledged assets).

                                            Approximately 30% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

                                            None of the mortgage loans require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan.

                                                                  6



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.




Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series
2005-AR6 Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
                                            None of the Mortgage Loans tnat were onginarea between October 1, 2002 and March 7,
                                            2003 are subject to the Georgia Fair Lending Act. None of the Mortgage Loans are High
                                            Cost Mortgage Loans.


 Underwriting Standards:                    The underwriting guidelines will be more fully described in the Prospectus Supplement.

 Credit Enhancement:                        Credit enhancement will be provided by a senior/subordinate shifting interest structure. The Class B Certificates will provide credit enhancement to Class I-A and
                                            Class Il-A Certificates.

 Carryover Shortfall Amount:                If on any Distribution Date, the Certificate Interest Rate of the Class I-A, Class
                                            Il-A, Class M and Class B Certificates is subject to their respective Net Rate Cap, such Certificates become entitled to payment of an amount equal to the excess of the
                                            (i) interest accrued at their respective Pass-Through Rate (without giving effect to the Net Rate Cap) over (ii) the amount of interest received on such Certificates based on the Net Rate Cap, together with the unpaid portion of any excess from previous
                                            Distribution Dates (and any interest thereon at the then applicable Certificate
                                            Interest Rate without giving effect to the Net Rate Cap). On any Distribution Date, the
                                            Carryover Shortfall Amount will be paid to the Class I-A and Class Il-A Certificate its respective portion of any Carryover Shortfall Amount and then to the Class M and Class
                                            B Certificates, sequentially, from the Carryover Reserve Fund, after all of the Offered
                                            Certificates have received their required amounts (see Cash-Flow Description below).


Cash Flow Description:                      Distributions on the Certificates will be made on the 25t~~ day of each month (or next business day) beginning on August 25, 2005. The payments to the Certificates, to the extent of available funds will be made according to the following priority:

                                            AVAILABLE FUNDS:


                                            1.   Payment of interest to the holders of the Class I-A, Class II-A, Class X- 1 (net of any Carryover Shortfall Amounts) and Class X-2 (net of any Canyover Shortfall
                                                 Amounts) in an amount equal to their respective Pass-Through Rates (as described on page 2-3 hereof);

                                            2.   Payment of principal to the holders of the Class I-A and Class Il-A Certificates in an amount equal to their related Senior Optimal Principal Amount;

                                            3.   Payment of interest to the holders of the Class M-X (net of any Carryover
                                                 Shortfall Amounts);

                                            4.   Payment of interest and principal sequentially to the Class M and Class B
                                                 Certificates, in that order, so each of the Class B




BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Certificates shall receive (a) interest at each class' respective
                                                 Pass-Through Rate, and (b) such class' Allocable Share of the Subordinate
                                                 Optimal Principal Distribution Amount.

                                            5.   Payment of any Carryover Shortfall Amounts to the Class I- A, Class Il-A, Class M
                                                 and Class B Certificates;


       Prepayment Stepdown Tests:           The Senior Certificates will be entitled to receive 100% of the prepayments collected on their respective mortgage loans until July 201~. The senior prepayment percentage for each loan group can be reduced to each group's respective Senior Percentage plus
                                            70%, 60%, 40%, 20% and 0% of the group's respective aggregate Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans
                                            60 days or more delinquent, averaged over the last 6 months, as a percentage of the aggregate Class Principal Balance of the related Subordinate Certificates of each such loan group does not exceed 50% and (ii) cumulative realized losses for such related mortgage loan group does not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                                            Notwithstanding the foregoing, if after 3 years the current related Subordinate
                                            Percentage is greater than or equal to two times the initial Subordinate Percentage for such group and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal
                                            Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the related Mortgage Loans do not exceed a) on or prior to July
                                            2008 20% or b) after July 2008 30%, then prepayments will be allocated on a pro rata basis.

                                            If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.



       Allocation of Losses:                Realized Losses on Mortgage Loans will be allocated first to the most junior Class of
                                            Certificates outstanding, beginning with the Class B-6 Certificates, and then in reverse numerical order, until the Certificate Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Group I Mortgage Loans will be allocated first, to the Class I-A-3 Certificates, until zero, then to the Class I-A-2
                                            Certificates until zero and then to the Class I-A-i. Realized Losses on the Group II
                                            Mortgage Loans will be allocated first, to the Class II-A-3 Certificates, until zero, then to the Class II-A-2 Certificates until zero and then to the Class Il-A-i.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                                                  8

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

        Corridor Cap Contract:              The issuer will benefit from a series of interest rate cap payments from the Yield
                                            Maintenance Provider pursuant to a corridor cap agreement (the "Corridor Cap
                                            Agreement") purchased with respect to the mortgage loans. The Corridor Cap Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Note Interest Rate on the Offered Certificates and the Net Rate
                                            Cap with respect to the mortgage loans.

                                            On each Distribution Date, payments under the Corridor Cap Agreement will be an amount equal to the product of (i) the excess of the minimum of(i) the then current i-Month
                                            LIBOR and (2) 10.50% for such Distribution Date over the strike rate, (ii) the lesser of (a) the related Principal Balance of the respective class(es) for such Distribution
                                            Date and (b) the notional balance based on a certain prepayment speed for such loans on such Distribution Date as set forth in Exhibit I, and (iii) the actual number of days in the corresponding accrual period divided by 360.

        Yield Maintenance Provider:         An entity rated AAA/Aaa by S&P and Moody's (which may include an affiliate of the
                                            Depositor and/or Underwriter).



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                            Exhibit I - Corridor Cap Terms

                      Distribution         Notional        Strike
                          Date            Amount ($)       Rate(%)
                      ------------        ----------       -------

                      25-Aug-05        600,324,159.77      N/A
                      25-Sep-05        585,338,380.55      7.18
                      25-Oct-OS        573,185,517.50      9.56
                      25-Nov-05        562,289,243.80      9.40
                      25-Dec-05        551,681,499.28      9.77
                      25-Jan-06        541,304,975.63      9.45
                      25-Feb-06        531,132,877.40      9.45
                      25-Mar-06        521,160,998.42      9.45
                      25-Apr-06        511,385,222.38      9.45
                      25-May-06        501,801,520.84      9.77
                      25-Jun-06        492,405,951.27      9.45
                      25-Jul-06        483,180,971.20      9.77
                      25-Aug-06        474,048,879.12      9.45
                      25-Sep-06        465,084,475.84      9.45
                      25-Oct-06        456,297,618.40      9.77
                      25-Nov-06        447,684,636.16      9.45
                      25-Dec-06        439,160,169.43      9.77
                      25-Jan-07        430,761,294.92      9.45
                      25-Feb-07        422,504,166.77      9.45
                      25-Mar-07        414,409,379.51      9.45
                      25-Apr-07        405,813,054.72      9.45
                      25-May-07        396,984,300.94      9.77
                      25-Jun-07        388,269,223.54      9.45
                      25-Jul-07        379,739,116.96      9.77
                      25-Aug-07        371,361,311.74      9.45
                      25-Sep-07        363,167,454.29      9.45
                      25-Oct-07        355,132,841.49      9.76
                      25-Nov-07        347,279,682.36      9.45
                      25-Dec-07        339,603,457.15      9.76
                      25-Jan-08        332,100,476.53      9.45
                      25-Feb-08        324,729,762.34      9.45
                      25-Mar-08        317,483,188.89      10.10
                      25-Apr-08        310,401,311.72      9.45
                      25-May-08        303,070,862.70      9.76
                      25-Jun-08        295,909,879.03      9.45
                      25-Jul-08        288,911,195.47      9.76
                      25-Aug-08        281,941,909.76      9.45
                      25-Sep-08        275,138,694.09      9.45
                      25-Oct-08        268,498,554.27      9.76
                      25-Nov-08        262,017,597.69      9.45



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                      Distribution         Notional        Strike
                          Date            Amount ($)       Rate(%)
                      ------------        ---------        -------

                      25-Dec-08        255,692,024.44      9.76
                      25-Jan-09        249,518,125.07      9.45
                      25-Feb-09        243,492,278.41      9.45
                      25-Mar-09        237,610,949.55      9.45
                      25-Apr-09        231,870,687.71      9.45
                      25-May-09        226,268,124.29      9.76
                      25-Jun-09        220,796,905.42      9.45
                      25-Jul-09        215,455,948.80      9.76
                      25-Aug-09        210,243,216.89      9.45
                      25-Sep-09        205,135,506.58      9.45
                      25-Oct-09        200,150,757.55      9.76
                      25-Nov-09        195,286,026.64      9.45
                      25-Dec-09        190,538,440.87      9.76
                      25-Jan-10        185,905,195.80      9.45
                      25-Feb-10        181,383,553.85      9.45
                      25-Mar-10        176,970,842.76      9.45
                      25-Apr-10        172,664,453.99      9.45
                      25-May-10        168,461,841.26      9.76
                      25-Jun-10        164,360,519.00      9.45
                      25-Jul-10        160,354,335.77      9.76
                      25-Aug-10        156,444,794.72      9.45
                      25-Sep-10        152,629,579.64      9.45
                      25-Oct-10        148,906,429.59      9.76
                      25-Nov-10        145,273,137.60      9.45
                      25-Dec-10        141,727,549.36      9.76
                      25-Jan-11        138,267,562.03      9.45
                      25-Feb-li        134,891,122.95      9.45
                      25-Mar-11        131,596,228.46      9.45
                      25-Apr-11        128,380,922.77      9.45
                      25-May-il        125,243,296.77      9.76
                      25-Jun-11        122,181,486.95      9.45
                      25-Jul-11        119,193,674.31      9.76
                      25-Aug-11        116,278,083.28      9.45
                      25-Sep-11        113,432,980.72      9.45
                      25-Oct-11        110,656,674.88      9.76
                      25-Nov-11        107,947,514.42      9.45
                      25-Dec-11        105,303,887.47      9.76
                      25-Jan-12        102,724,220.65      9.45
                      25-Feb-12        100,206,978.19      9.45
                      25-Mar-12         97,750,661.02      10.10
                      25-Apr-12         95,353,805.89      9.45
                      25-May-12         93,014,984.52      9.76
                      25-Jun-12         90,732,802.76      9.45



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                      Distribution         Notional        Strike
                          Date            Amount ($)       Rate(%)
                      ------------        ---------        -------

                      25-Jul-12        88,505,899.81       9.76
                      25-Aug-12        86,332,947.39       9.45
                      25-Sep-12        84,212,648.96       9.45
                      25-Oct-12        82,143,738.99       9.76
                      25-Nov-12        80,124,982.22       9.45
                      25-Dec-12        78,155,172.93       9.76
                      25-Jan-13        76,233,134.20       9.45
                      25-Feb-13        74,357,717.31       9.45
                      25-Mar-13        72,527,800.97       9.45
                      25-Apr-13        70,742,290.75       9.45
                      25-May-13        69,000,118.37       9.76
                      25-Jun-13        67,300,241.14       9.45
                      25-Jul-13        65,641,641.29       9.76
                      25-Aug-13        64,023,325.41       9.45
                      25-Sep-13        62,444,323.89       9.45
                      25-Oct-13        60,903,690.29       9.76
                      25-Nov-13        59,400,500.85       9.45


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                                            EXHIBIT II AVAILABLE FUNDS RATE CAP SCHEDULE

                                                             Assumption:
                                               - All indices go to 12% in first period
                                                             - 25% CPR.

                           CLASS I-A-I     CLASS I-A-2   CLASS I-A-3   CLASS II-A-I     CLASS II-A-2  CLASS II-A-3
           DISTRIBUTION     EFFECTIVE       EFFECTIVE     FFECTIVE      EFFECTIVE        EFFECTIVE    EFFECTIVE
              DATE            COUPON          COUPON       COUPON        COUPON           COUPON        COUPON
           ------------    -----------     -----------   -----------   -----------     ------------  -------------
           25-Aug-05           3.79            3.84        3.91             3.79             3.84      3.78
           25-Sep-05          10.50           10.50       10.50            10.50            10.50      10.50
           25-Oct-05          10.50           10.50       10.50            10.50            10.50      10.50
           25-Nov-05          10.50           10.50       10.50            10.50            10.50      10.50
           25-Dec-05          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jan-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Feb-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Mar-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Apr-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-May-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jun-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jul-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Aug-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Sep-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Oct-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Nov-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Dec-06          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jan-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Feb-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Mar-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Apr-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-May-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jun-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jul-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Aug-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Sep-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Oct-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Nov-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Dec-07          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jan-08          10.50           10.50       10.50            10.50            10.50      10.50
           25-Feb-08          10.50           10.50       10.50            10.50            10.50      10.50
           25-Mar-08          10.50           10.50       10.50            10.50            10.50      10.50
           25-Apr-08          10.50           10.50       10.50            10.50            10.50      10.50
           25-May-08          10.50           10.50       10.50            10.50            10.50      10.50
           25-Jun-08          10.50           10.50       10.50            10.50            10.50      10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                 13

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                           CLASS I-A-I     CLASS I-A-2   CLASS I-A-3   CLASS II-A-I     CLASS II-A-2  CLASS II-A-3
           DISTRIBUTION     EFFECTIVE       EFFECTIVE     FFECTIVE      EFFECTIVE        EFFECTIVE    EFFECTIVE
              DATE            COUPON          COUPON       COUPON        COUPON           COUPON        COUPON
           ------------    -----------     -----------   -----------   -----------     ------------  -------------
            25-Jul-08         10.50           10.50       10.50           10.50             10.50        10.50
            25-Aug-08         10.50           10.50       10.50           10.50             10.50        10.50
            25-Sep-08         10.50           10.50       10.50           10.50             10.50        10.50
            25-Oct-08         10.50           10.50       10.50           10.50             10.50        10.50
            25-Nov-08         10.50           10.50       10.50           10.50             10.50        10.50
            25-Dec-08         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jan-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Feb-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Mar-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Apr-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-May-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jun-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jul-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Aug-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Sep-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Oct-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Nov-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Dec-09         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jan-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Feb-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Mar-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Apr-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-May-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jun-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jul-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Aug-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Sep-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Oct-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Nov-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Dec-10         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jan-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Feb-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Mar-li         10.50           10.50       10.50           10.50             10.50        10.50
            25-Apr-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-May-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jun-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Jul-li         10.50           10.50       10.50           10.50             10.50        10.50
            25-Aug-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Sep-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Oct-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Nov-11         10.50           10.50       10.50           10.50             10.50        10.50
            25-Dec-11         10.50           10.50       10.50           10.50             10.50        10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                 14

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                            CLASS I-A-I    CLASS I-A-2    CLASS I-A-3    CLASS LI-A-I    CLASS II-A-2    CLASS II-A-3
           DISTRIBUTION      EFFECTIVE      EFFECTIVE      EFFECTIVE       EFFECTIVE      EFFECTIVE       EFFECTIVE
               DATE           COUPON          COUPON         COUPON         COUPON          COUPON          COUPON
           ------------    -----------     -----------   -----------   -----------     ------------  -------------
             25-Jan-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Feb-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Mar-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Apr-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-May-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Jun-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Jul-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Aug-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Sep-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Oct-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Nov-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Dec-12         10.50          10.50          10.50           10.50          10.50           10.50
             25-Jan-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Feb-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Mar-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Apr-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-May-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Jun-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Jul-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Aug-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Sep-13         10.50          10.50          10.50           10.50          10.50           10.50
             25-Oct-13         10.50          10.50          10.50           10.50          10.50           10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                 15

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                             CLASS M-I      CLASS M-2      CLASS M-3       CLASS M-4      CLASS M-5    CLASS M-6
            DISTRIBUTION     EFFECTIVE      EFFECTIVE      EFFECTIVE       EFFECTIVE      EFFECTIVE    EFFECTIVE
            DATE               COUPON         COUPON         COUPON         COUPON          COUPON     COUPON
           ------------    -----------     -----------   -----------   -----------     ------------  -------------
            25-Aug-05           3.91           2.54           2.54           2.54            2.54      2.54
            25-Sep-05          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-05          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-05          10.50          10.50          10.50           10.50          10.50      10.50
            25-Dec-05          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jun-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jul-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Aug-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Sep-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Dec-06          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jun-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jul-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Aug-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Sep-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Dec-07          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jun-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jul-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Aug-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Sep-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-08          10.50          10.50          10.50           10.50          10.50      10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                 16


Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                             CLASS M-I      CLASS M-2      CLASS M-3       CLASS M-4      CLASS M-5    CLASS M-6
            DISTRIBUTION     EFFECTIVE      EFFECTIVE      EFFECTIVE       EFFECTIVE      EFFECTIVE    EFFECTIVE
            DATE               COUPON         COUPON         COUPON         COUPON          COUPON     COUPON
            ------------     -----------    -----------   -----------     -----------    ------------  -------------
            25-Dec-08          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jun-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jul-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Aug-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Sep-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Dec-09          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jun-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jul-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Aug-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Sep-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Dec-10          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-li          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jun-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jul-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Aug-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Sep-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Oct-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Nov-11          10.50          10.50          10.50           10.50          10.50      10.50
            25-Dec-li          10.50          10.50          10.50           10.50          10.50      10.50
            25-Jan-12          10.50          10.50          10.50           10.50          10.50      10.50
            25-Feb-12          10.50          10.50          10.50           10.50          10.50      10.50
            25-Mar-12          10.50          10.50          10.50           10.50          10.50      10.50
            25-Apr-12          10.50          10.50          10.50           10.50          10.50      10.50
            25-May-12          10.50          10.50          10.50           10.50          10.50      10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                                                 17

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                             CLASS M-I      CLASS M-2      CLASS M-3       CLASS M-4      CLASS M-5     CLASS M-6
           DISTRIBUTION     EFFECTIVE      EFFECTIVE      EFFECTIVE       EFFECTIVE      EFFECTIVE      EFFECTIVE
           DATE               COUPON         COUPON         COUPON         COUPON          COUPON        COUPON
           ------------     -----------    -----------   -----------     -----------    ------------  -------------

           25-Jun-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jul-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Aug-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Sep-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Oct-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Nov-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Dec-12           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jan-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Feb-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Mar-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Apr-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-May-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jun-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jul-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Aug-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Sep-13           10.50          10.50          10.50          10.50           10.50          10.50
           25-Oct-13           10.50          10.50          10.50          10.50           10.50          10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.
                                                                 18

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                             CLASS B-I      CLASS B-2      CLASS B-3      CLASS B-4       CLASS B-5      CLASS B-6
           DISTRIBUTION      EFFECTIVE      EFFECTIVE      EFFECTIVE      EFFECTIVE       EFFECTIVE      EFFECTIVE
           DATE                COUPON         COUPON         COUPON         COUPON         COUPON          COUPON
           ------------      ---------      ---------      ---------      ----------      ---------      ----------

           25-Aug-05            2.54           2.54           2.54           2.54           2.54            2.54
           25-Sep-05           10.50          10.50          10.50          10.50           10.50          10.50
           25-Oct-05           10.50          10.50          10.50          10.50           10.50          10.50
           25-Nov-05           10.50          10.50          10.50          10.50           10.50          10.50
           25-Dec-05           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jan-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Feb-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Mar-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Apr-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-May-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jun-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jul-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Aug-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Sep-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Oct-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Nov-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Dec-06           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jan-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Feb-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Mar-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Apr-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-May-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jun-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jul-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Aug-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Sep-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Oct-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Nov-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Dec-07           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jan-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Feb-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Mar-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Apr-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-May-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jun-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jul-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Aug-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Sep-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Oct-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Nov-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Dec-08           10.50          10.50          10.50          10.50           10.50          10.50
           25-Jan-09           10.50          10.50          10.50          10.50           10.50          10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                 19

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
             25-Feb-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Mar-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Apr-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-May-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jun-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jul-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Aug-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Sep-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Oct-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Nov-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Dec-09          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jan-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Feb-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Mar-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Apr-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-May-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jun-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jul-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Aug-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Sep-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Oct-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Nov-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Dec-10          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jan-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Feb-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Mar-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Apr-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-May-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jun-il          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jul-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Aug-li          10.50         10.50          10.50          10.50           10.50           10.50
             25-Sep-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Oct-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Nov-11          10.50         10.50          10.50          10.50           10.50           10.50
             25-Dec-il          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jan-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Feb-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Mar-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Apr-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-May-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jun-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Jul-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Aug-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Sep-12          10.50         10.50          10.50          10.50           10.50           10.50
             25-Oct-12          10.50         10.50          10.50          10.50           10.50           10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                                 20

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
           25-Nov-12            10.50         10.50          10.50          10.50           10.50          10.50
           25-Dec-12            10.50         10.50          10.50          10.50           10.50          10.50
           25-Jan-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Feb-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Mar-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Apr-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-May-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Jun-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Jul-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Aug-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Sep-13            10.50         10.50          10.50          10.50           10.50          10.50
           25-Oct-13            10.50         10.50          10.50          10.50           10.50          10.50


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

                                                            YIELD TABLES
CLASS I-A-I to Maturity
100-00        10.00% CPR       15.00% CPR      20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
YIELD           3.89              3.89            3.90             3.90              3.90             3.90             3.90
AVG LIFE        8.31              5.81            4.35             3.38              2.23             1.58             1.16
PRIN START    8/25/2005        8/25/2005       8/25/2005         8/25/2005        8/25/2005        8/25/2005         8/25/2005
PRIN END      7/25/2045        7/25/2045       7/25/2045         7/25/2045        3/25/2045        11/25/2035        8/25/2030
PRIN WIN         480              480             480               480              476              364               301

CLASS I-A-2 TO MATURITY

100-00        10.00% CPR       15.00% CPR      20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
Yield           3.94              3.95            3.95             3.95              3.96             3.96             3.96
Avg Life        8.31              5.81            4.35             3.38              2.23             1.58              1.16
PRIN START    8/25/2005         8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005         8/25/2005
PRIN END      7/25/2045         7/25/2045       7/25/2045        7/25/2045        1/25/2044        4/25/2035         7/25/2029
PRIN WIN        480              480             480               480              462              357               288

CLASS I-A-3 TO MATURITY
100-00        10.00% CPR       15.00% CPR      20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
YIELD             4.02            4.02            4.03             4.03              4.03             4.04              4.03
AVG LIFE          8.31            5.81            4.35             3.38              2.23             1.58              1.16
PRIN START    8/25/2005        8/25/2005       8/25/2005         8/25/2005        8/25/2005        8/25/2005         8/25/2005
PRIN END      7/25/2045        7/25/2045       7/25/2045         7/25/2045        10/25/2041       4/25/2034         2/25/2028
PRIN WIN          480             480             480               480              435              345               271

CLASS IL-A-1 TO MATURITY
100-00        10.00% CPR       15.00% CPR      20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
YIELD             3.89            3.89            3.90             3.90              3.90             3.90             3.90
AVGLIFE           7.84            5.55            4.19             3.28              2.18             1.55             1.15
PRIN START    8/25/2005        8/25/2005       8/25/2005         8/25/2005        8/25/2005        8/25/2005         8/25/2005
PRIN END      7/25/2045        7/25/2045       7/25/2045         7/25/2045        6/25/2044        3/25/2036        12/25/2031
PRIN WIN          480             480             480               480              467              368               317

CLASS II-A-2 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR        35.00% CPR        45.00% CPR      55.00% CPR
YIELD             3.88            3.88            3.89             3.89              3.89             3.89            3.89
AVGLIFE           7.84            5.55            4.19             3.28              2.18             1.55            1.15
PRINT START   8/25/2005       8/25/2005       8/25/2005         8/25/2005        8/25/2005         8/25/2005         8/25/2005
PRIN END      7/25/2045       7/25/2045       7/25/2045         7/25/2045        12/25/2040        6/25/2035         2/25/2030
PRIN WIN          480             480             480              480               425              359              295

CLASS II-A-3 TO MATURITY
100-00        10.00% CPR      15.00% CPR     20.00% CPR       25.00% CPR          35.00% CPR       45.00% CPR       55.00% CPR
YIELD             4.01            4.02           4.03             4.03              4.03             4.03             4.03
AVGLIFE           7.84            5.55           4.19             3.28              2.18             1.55             1.15
PRIN START    8/25/2005       8/25/2005      8/25/2005        8/25/2005          8/25/2005         8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045      7/25/2045        7/25/2045          3/25/2039         2/25/2035        7/25/2029
PRIN WIN          480             480            480              480               404              355              288


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.




                                                                 22

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

CLASS M-1 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           4.11            4.12             4.12             4.13             4.13             4.14             4.15
AVG LIFE        13.60           9.92             7.54             6.18             4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        12/25/2040       2/25/2035        12/25/2029
PRIN WIN        480             480              480              480              425              355              293

CLASS M-2 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           4.17             4.17            4.18             4.18             4.19             4.20           4.21
AVG LIFE       13.60             9.92            7.54             6.18             4.59             3.65           2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005       8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        8/25/2040        2/25/2035       8/25/2029
PRIN WIN        480              480             480              480              421              355            289

CLASS M-3 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           4.22              4.23            4.23             4.23             4.24             4.25           4.27
AVGLIFE         13.60             9.92            7.54             6.18             4.59             3.65           2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005       8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        8/25/2039        8/25/2034        1/25/2029       7/25/2045
PRIN WIN       480               480             480              480              409              349            282

CLASS M-4 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           4.35             4.35            4.36             4.36             4.37             4.38            4.40
AVG LIFE       13.60             9.92            7.54             6.18             4.59             3.65            2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005       8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        7/25/2039        7/25/2034       1/25/2029
PRIN WIN        480              480             480              480              408              348             282

CLASS M-5 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           4.37            4.37             4.38             4.38             4.39             4.41             4.42
AVG LIFE       13.60            9.92             7.54             6.18             4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005       8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        5/25/2039        7/25/2034       1/25/2029
PRIN WIN        480              480             480              480              406              348              282

CLASS M-6 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           4.42             4.43            4.43             4.44             4.45             4.46             4.48
AVG LIFE        13.60            9.92            7.54             6.18             4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005       8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        1/25/2039        3/25/2034       9/25/2028
PRIN WIN        480              480             480              480              402              344              278


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                                                 23

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B-I TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           5.03            5.04             5.05             5.06             5.08             5.10             5.13
AVG LIFE       13.60            9.92             7.54             6.18             4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005         8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045         7/25/2045       7/25/2045        11/25/2038       1/25/2034        8/25/2028
PRIN WIN        480             480              480              480              400              342              277

CLASS B-2 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           5.18            5.20             5.21             5.22             5.24             5.26             5.30
AVG LIFE       13.60            9.92             7.54             6.18             4.59             3.65             2.93
PRIN Start    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        5/25/2038        11/25/2033       5/25/2028
PRIN WIN       480              480              480              480              394              340              274

CLASS B-3 TO MATURITY
100-00        10.00% CPR      15.00% CPR       20.00% CPR       25.00% CPR       35.00% CPR       45.00% CPR       55.00% CPR
YIELD           5.76            5.78             5.80             5.81             5.84             5.87             5.92
AVG LIFE       13.60            9.92             7.54             6.18             4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        11/25/2038        1/25/2034        8/25/2028
PRIN WIN        480             480              480              480              400              342              277

CLASS B-4 TO MATURITY
100-00        10.00% CPR     15.00% CPR       20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
YIELD           5.81            5.84             5.85             5.86             5.89             5.93             5.98
AVGLIFE        13.60            9.92             7.54             6.18             4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        7/25/2039        7/25/2034        1/25/2029
PRIN WIN        480             480              480              480              408              348              282

CLASS B-4 TO MATURITY
100-00        10.00% CPR      15.00% CPR      20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
YIELD           5.81            5.84            5.85             5.86              5.89             5.93             5.98
AVG LIFE       13.60            9.92            7.54             6.18              4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045        7/25/2045        3/25/2039        4/25/2034        11/25/2028
PRIN WIN        480             480             480              480               404              345              280

CLASS B-5 TO MATURITY
100-00         10.00% CPR     15.00% CPR      20.00% CPR       25.00% CPR        35.00% CPR       45.00% CPR       55.00% CPR
YIELD           5.81            5.84            5.85             5.86              5.89             5.93             5.98
AVG LIFE       13.60            9.92            7.54             6.18              4.59             3.65             2.93
PRIN START    8/25/2005       8/25/2005        8/25/2005       8/25/2005         8/25/2005        8/25/2005        8/25/2005
PRIN END      7/25/2045       7/25/2045        7/25/2045       7/25/2045         5/25/2038        11/25/2033       5/25/2028
PRIN WIN        480             480             480              480               394              340              274



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                                                 24

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I-A-1 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                3.88          3.88          3.88        3.88        3.88        3.88        3.88
AVG LIFE             7.81          5.36          3.97        3.08        2.04        1.45        1.08
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS I-A-2 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                3.93          3.93          3.93        3.93        3.93        3.93        3.93
AVG LIFE             7.81          5.36          3.97        3.08        2.04        1.45        1.08
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS I-A-3 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.00          4.00          4.00        4.00        4.00        4.00        4.01
AVG LIFE             7.81          5.36          3.97        3.08        2.04        1.45        1.08
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS II-A-1 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                3.88          3.88          3.88        3.88        3.88        3.88        3.88
AVG LIFE             7.45          5.16          3.85        3.00        2.00        1.43        1.07
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS II-A-2 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                3.87          3.87          3.87        3.87        3.87        3.87        3.87
AVG LIFE             7.45          5.16          3.85        3.00        2.00        1.43        1.07
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS II-A-3 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.00          4.00          4.00        4.00        4.00        4.00        4.01
AVG LIFE             7.45          5.16          3.85        3.00        2.00        1.43        1.07
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36




BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.

                                                               25

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.10          4.10          4.10        4.10        4.11        4.10        4.11
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS M-2 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.16          4.16          4.16        4.16        4.16        4.16        4.16
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS M-3 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.21          4.21          4.21        4.21        4.21        4.21        4.21
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS M-4 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.33          4.33          4.33        4.33        4.33        4.33        4.33
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS M-5 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.35          4.35          4.35        4.35        4.35        4.35        4.35
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS M-6 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                4.40          4.40          4.40        4.40        4.41        4.40        4.40
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                                                 26

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-1 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                5.00          5.00          5.00        5.00        5.01        5.00        5.01
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS B-2 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                5.16          5.16          5.16        5.16        5.16        5.16        5.16
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS B-3 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                5.73          5.73          5.73        5.73        5.73        5.73        5.73
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS B-4 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                5.78          5.78          5.78        5.78        5.78        5.78        5.78
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS B-5 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                5.78          5.78          5.78        5.78        5.78        5.78        5.78
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36

CLASS B-6 TO CALL
100-00             10.00% CPR    15.00% CPR    20.00% CPR  25.00% CPR  35.00% CPR  45.00% CPR  55.00% CPR
YIELD                5.78          5.78          5.78        5.78        5.78        5.78        5.78
AVG LIFE             12.68         9.01          6.77        5.50        4.01        3.09        2.36
PRIN START         8/25/2005     8/25/2005     8/25/2005   8/25/2005   8/25/2005   8/25/2005   8/25/2005
PRIN END           11/25/2023    10/25/2018    8/25/2015   7/25/2013   1/25/2011   7/25/2009   7/25/2008
PRIN WIN             220           159           121         96          66          48          36


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 2005-AR6
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pooi level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Steams has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Steams assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Steams shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being fumished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 27, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.



-----------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                July 26, 2005
sfong                                                                                                                 07:15PM EDT
                                                                                                                      Page 1 of 9
-----------------------------------------------------------------------------------------------------------------------------------


                                                          SAMI 2005

DEAL INFO
  PREPAY           PERCENT   GWAC    NWAC    MIN GWAC   MAX GWAC   AVG BALANCE  ORIG TERM  AGE  REM TERM   LTV    FICO
----------        --------  -----    -----   --------   --------   -----------  ---------  ---  --------  ------  ----
GR1: LIBOR NEG     21.10    2.696    2.316    1.000      6.750     416,436.9       385      1     384     73.37   732
  No               12.49    2.767    2.387    1.000      6.375     474,742.5       383      1     382     72.35   734
  Yes               8.62    2.594    2.214    1.000      6.750     353,517.1       387      1     386     74.84   729
GR2: MTA NEG       78.90    2.663    2.283    1.000      7.125     417,803.8       362      1     361     73.52   725
  No               32.31    2.515    2.135    1.000      7.125     470,030.1       360      1     360     73.70   731
  Yes              46.59    2.766    2.386    1.000      6.500     387,916.7       363      1     362     73.39   721
TOTAL             100.00    2.670    2.290    1.000      7.125     417,514.6       367      1     366     73.49   726


DEAL INFO
  PREPAY          GROSS MARGIN   WA ROLL   INITIAL RATE CAP  PERIODIC RATE CAP  MAXIMUM RATE  NET MARGIN
----------        ------------   -------   ----------------  -----------------  ------------  ----------
GR1: LIBOR NEG       2.989           1            0.000            0.000            10.634       2.609
  No                 3.026           1            0.000            0.000            10.709       2.646
  Yes                2.934           1            0.000            0.000            10.525       2.554
GR2: MTA NEG         3.030           1            0.000            0.000            10.066       2.650
  No                 3.039           1            0.000            0.000            10.141       2.659
  Yes                3.025           1            0.000            0.000            10.015       2.645
TOTAL                3.022           1            0.000            0.000            10.186       2.642



                                                        CURRENT BALANCE
                                                        ---------------

                                                                                         WTD AVG  PCT OF
                                                 PCT OF    PCT OF      AVG     WTD AVG    LOAN    OVERALL
                                                 OVERALL   OVERALL   CURRENT     FICO      TO     CURRENT
                     CURRENT BALANCE             GROUP1    GROUP2    BALANCE    SCORE     VALUE   BALANCE
                -----------------------------    -------   ------  ---------   ------    -----    -------
                         -  50,000.99              0.03     0.00      30,500     738     67.78    0.01
                  50,001.00   -   100,000.99       0.22     0.42      89,816     719     73.56    0.38
                 100,001.00   -   150,000.99       3.43     2.92     125,181     716     79.71    3.03
                 150,001.00   -   200,000.99       2.92     4.57     176,905     722     77.34    4.22
                 200,001.00   -   250,000.00       3.36     4.39     226,543     716     78.57    4.17
                 250,000.01   -   300,000.00       4.84     4.96     275,716     718     77.79    4.93
                 300,000.01   -   350,000.00       2.99     4.12     325,142     712     78.47    3.88
                 350,000.01   -   400,000.00      15.91    12.51     377,132     727     75.44   13.23
                 400,000.01   -   450,000.00       9.90     9.39     426,536     722     74.31    9.50
                 450,000.01   -   500,000.00      10.29     9.22     476,705     729     74.79    9.45
                 500,000.01   -   550,000.00       7.91     6.42     526,421     724     75.44    6.74
                 550,000.01   -   600,000.00       5.29     6.30     578,718     728     76.78    6.09
                 600,000.01   -   650,000.00       8.88     7.02     631,215     735     75.01    7.42
                 650,000.01   -   700,000.00       3.39     2.74     683,276     736     73.53    2.88
                 700,000.01   -   750,000.00       4.91     1.77     731,316     722     69.62    2.44
                 750,000.01   -   800,000.00       2.58     2.08     778,899     723     71.77    2.19
                 800,000.01   -   850,000.00       0.70     2.38     826,318     718     68.22    2.03
                 850,000.01   -   900,000.00       2.23     1.55     879,272     729     70.54    1.70
                 900,000.01   -   950,000.00       0.77     2.26     924,105     756     66.22    1.94
                 950,000.01   - 1,000,000.00       3.31     4.15     985,395     737     64.77    3.97
                 1,000,000.01 - 1,500,000.00       2.28     6.38   1,310,607     727     67.30    5.52
                 1,500,000.01 - 2,000,000.00       1.37     0.38   1,677,698     758     60.10    0.59
                 2,000,000.01 - 2,500,000.00       0.00     2.13   2,401,384     728     57.82    1.68
                 2,500,000.01 - 3,000,000.00       2.47     0.00   2,977,983     802     60.00    0.52
                 3,000,000.01 +                    0.00     1.94   4,367,300     709     51.08    1.53
                 TOTAL                           100.00   100.00     417,515     726     73.49  100.00


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.





------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 2 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                        CURRENT GROSS COUPON
                                                        --------------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                CURRENT GROSS COUPON          GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                1.000 - 1.124                  47.78    55.62     406,597    727     73.95     53.97
                1.250 - 1.374                   0.00     0.73     545,250    725     75.95      0.57
                1.375 - 1.499                   0.00     1.62     251,651    729     74.60      1.28
                1.625 - 1.749                   0.00     0.18     808,000    687     80.00      0.14
                1.750 - 1.874                   0.80     0.94     273,561    723     79.12      0.91
                2.000 - 2.124                  17.09     4.72     409,981    738     77.95      7.33
                2.375 - 2.499                   0.00     0.03      77,400    745     90.00      0.03
                2.750 - 2.874                   0.39     0.00     154,983    687     94.14      0.08
                3.000 - 3.124                   3.87     1.92     442,716    728     73.80      2.33
                3.250 - 3.374                   2.51     0.09     428,549    751     77.29      0.60
                4.000 - 4.124                   0.35     0.23     368,891    755     76.48      0.26
                4.500 - 4.624                   0.00     0.07     318,750    735     75.00      0.06
                4.625 - 4.749                   0.00     0.41     923,877    717     73.20      0.32
                4.750 - 4.874                   0.00     0.53     791,012    751     77.94      0.42
                4.875 - 4.999                   0.00     0.56     501,366    713     70.20      0.44
                5.000 - 5.124                   0.28     0.31     346,975    691     77.40      0.30
                5.125 - 5.249                   0.00     2.12     433,978    725     71.59      1.67
                5.250 - 5.374                   0.00     2.82     384,885    729     72.24      2.23
                5.375 - 5.499                   0.88     3.28     493,879    722     72.93      2.77
                5.500 - 5.624                   0.43     3.89     530,434    726     70.81      3.16
                5.625 - 5.749                   1.50     5.77     455,355    718     72.16      4.87
                5.750 - 5.874                   6.16     8.15     436,496    719     70.61      7.73
                5.875 - 5.999                   3.05     3.01     782,402    726     63.14      3.02
                6.000 - 6.124                   1.36     1.87     478,121    734     72.02      1.76
                6.125 - 6.249                   4.44     0.42     315,098    725     74.73      1.27
                6.250 - 6.374                   1.68     0.11     194,021    731     79.82      0.44
                6.375 - 6.499                   7.10     0.25     440,110    729     73.86      1.70
                6.500 - 6.624                   0.00     0.17     257,991    674     78.24      0.14
                6.750 - 6.874                   0.33     0.00     402,879    643     74.77      0.07
                7.125 - 7.249                   0.00     0.16     719,055    661     62.88      0.13
                TOTAL                         100.00   100.00     417,515    726     73.49    100.00



                                                        CURRENT NET COUPON
                                                        --------------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                CURRENT NET COUPON            GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                0.500 - 0.624                  47.78    55.62     406,597    727     73.95     53.97
                0.750 - 0.874                   0.00     0.73     545,250    725     75.95      0.57
                0.875 - 0.999                   0.00     1.62     251,651    729     74.60      1.28
                1.125 - 1.249                   0.00     0.18     808,000    687     80.00      0.14
                1.250 - 1.374                   0.80     0.94     273,561    723     79.12      0.91
                1.500 - 1.624                  17.09     4.72     409,981    738     77.95      7.33




------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.





------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 3 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                         CURRENT NET COUPON
                                                        --------------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                CURRENT NET COUPON            GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                1.875 - 1.999                  0.00      0.03      77,400      745     90.00    0.03
                2.250 - 2.374                  0.39      0.00     154,983      687     94.14    0.08
                2.500 - 2.624                  3.87      1.92     442,716      728     73.80    2.33
                2.750 - 2.874                  2.51      0.09     428,549      751     77.29    0.60
                3.500 - 3.624                  0.35      0.23     368,891      755     76.48    0.26
                4.000 - 4.124                  0.00      0.07     318,750      735     75.00    0.06
                4.125 - 4.249                  0.00      0.28   1,256,500      706     70.00    0.22
                4.250 - 4.374                  0.00      0.48     724,702      750     77.75    0.38
                4.375 - 4.499                  0.00      0.73     549,503      720     72.55    0.58
                4.500 - 4.624                  0.28      0.31     346,975      691     77.40    0.30
                4.625 - 4.749                  0.00      2.06     441,815      725     71.35    1.63
                4.750 - 4.874                  0.00      2.70     380,053      732     72.08    2.13
                4.875 - 4.999                  0.57      3.46     491,972      720     73.11    2.85
                5.000 - 5.124                  0.74      3.80     529,898      726     71.72    3.16
                5.125 - 5.249                  0.64      5.86     459,913      715     71.38    4.76
                5.250 - 5.374                  6.40      8.15     430,868      719     71.54    7.78
                5.375 - 5.499                  3.67      2.94     801,703      728     61.26    3.09
                5.500 - 5.624                  0.50      1.87     474,219      729     71.29    1.58
                5.625 - 5.749                  5.20      0.49     338,794      729     75.21    1.49
                5.750 - 5.874                  1.00      0.11     142,073      704     79.73    0.30
                5.875 - 5.999                  7.89      0.25     442,817      733     74.41    1.86
                6.000 - 6.124                  0.00      0.17     257,991      674     78.24    0.14
                6.250 - 6.374                  0.33      0.00     402,879      643     74.77    0.07
                6.625 - 6.749                  0.00      0.16     719,055      661     62.88    0.13
                TOTAL                        100.00    100.00     417,515      726     73.49  100.00


                                                       ORIGINAL LOAN TO VALUE
                                                       ----------------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                LOAN TO VALUE                 GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                ----------------------        -------   ------  ---------   ------   -------   -------
                15.01 - 20.00                  0.77      0.00     927,000      801     16.85    0.16
                20.01 - 25.00                  0.62      0.22     872,317      780     25.00    0.31
                25.01 - 30.00                  0.24      0.19     285,656      716     27.59    0.20
                30.01 - 35.00                  0.33      0.33     473,385      713     33.32    0.33
                35.01 - 40.00                  2.27      0.35     618,470      753     38.70    0.76
                40.01 - 45.00                  0.61      1.12     443,885      737     42.23    1.01
                45.01 - 50.00                  0.00      2.92     729,702      736     47.33    2.30
                50.01 - 55.00                  3.47      2.68     675,795      728     53.54    2.84
                55.01 - 60.00                  3.01      4.11     885,523      733     58.99    3.88
                60.01 - 65.00                  6.85      6.42     608,934      737     63.55    6.51
                65.01 - 70.00                  9.96      9.33     534,204      732     68.63    9.46
                70.01 - 75.00                 15.09     16.42     502,854      725     74.09   16.14


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.






------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 4 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                      ORIGINAL LOAN TO VALUE
                                                     -----------------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                LOAN TO VALUE                 GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                75.01 - 80.00                   52.52    53.64     353,729    723    79.65      53.40
                80.01 - 85.00                    0.74     0.25     250,810    705    83.89       0.35
                85.01 - 90.00                    0.65     0.71     233,194    722    89.67       0.70
                90.01 - 95.00                    2.86     1.32     253,316    723    94.76       1.64
                TOTAL                          100.00   100.00     417,515    726    73.49     100.00

                                                             CREDIT SCORE
                                                             ------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                FICO SCORE                    GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                0 -   19                         0.00     0.06     270,300      0    74.98       0.05
                600 - 619                        0.12     0.04     157,828    617    80.00       0.06
                620 - 639                        0.47     1.00     299,042    632    74.15       0.89
                640 - 659                        5.58     5.00     384,271    652    74.46       5.12
                660 - 679                        7.54     9.14     386,171    670    74.89       8.80
                680 - 699                       11.93    13.89     413,242    689    74.03      13.48
                700 - 719                       14.55    18.52     413,242    709    74.10      17.68
                720 - 739                       15.97    15.40     413,531    730    74.15      15.52
                740 - 759                       12.20    12.78     398,924    749    73.72      12.66
                760 - 779                       12.66    12.39     435,424    770    74.66      12.44
                780 - 799                       12.29     7.96     486,464    788    70.53       8.87
                800 - 819                        6.69     3.83     526,815    806    64.92       4.43
                TOTAL                          100.00   100.00     417,515    726    73.49     100.00


                                                         ORIGINAL TERM
                                                         --------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                STATED ORIGINAL TERM          GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                360                             79.42    98.51     417,724    727    73.37      94.48
                480                             20.58     1.49     413,958    720    75.53       5.52
                TOTAL                          100.00   100.00     417,515    726    73.49     100.0


                                                         REMAINING TERM
                                                         --------------

                                                                                     WTD AVG   PCT OF
                                              PCT OF    PCT OF      AVG     WTD AVG   LOAN     OVERALL
                                              OVERALL   OVERALL   CURRENT     FICO     TO      CURRENT
                STATED REM TERM               GROUP1    GROUP2    BALANCE    SCORE   VALUE     BALANCE
                --------------------          -------   ------  ---------   ------   -------   -------
                301 - 360                       72.17    86.81     425,934    727    73.22      83.72
                361 +                           27.83    13.19     378,991    723    74.85      16.28



------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.






------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 5 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                         REMAINING TERM
                                                         --------------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL   CURRENT     FICO      TO      CURRENT
                 STATED REM TERM               GROUP1    GROUP2    BALANCE    SCORE    VALUE     BALANCE
                 --------------------         --------   ------    -------   ------    -------   -------
                 TOTAL                        100.00     100.00    417,515     726      73.49     100.00


                                                              STATE
                                                              -----

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL   CURRENT     FICO      TO      CURRENT
                 STATED REM TERM               GROUP1    GROUP2    BALANCE    SCORE    VALUE     BALANCE
                 --------------------         --------   ------    -------   ------   --------   -------
                 Alabama                       0.00        0.03    119,000    756       79.98       0.02
                 Alaska                        0.00        0.06    267,000    737       75.00       0.05
                 Arizona                       4.85        3.92    330,683    717       76.94       4.12
                 California                   43.58       48.12    519,267    729       71.30      47.16
                 Colorado                      0.64        3.03    261,767    718       78.36       2.52
                 Connecticut                   0.00        0.38    421,988    691       79.64       0.30
                 Delaware                      0.76        0.04    367,251    749       87.40       0.19
                 Florida                       5.66        9.78    365,675    715       74.44       8.91
                 Georgia                       0.55        1.63    275,264    731       79.65       1.40
                 Hawaii                        1.08        1.91    824,243    765       69.53       1.73
                 Idaho                         2.53        0.23    507,007    756       68.73       0.71
                 Illinois                      0.00        0.74    332,240    713       79.81       0.58
                 Indiana                       0.30        0.26    167,828    709       82.18       0.26
                 Kansas                        0.23        0.03    215,200    681       80.00       0.08
                 Kentucky                      0.73        0.44    219,135    702       82.94       0.50
                 Louisiana                     0.00        0.09    134,650    733       83.56       0.07
                 Maine                         0.35        0.09    415,720    717       69.64       0.15
                 Maryland                      2.39        2.04    401,487    706       75.40       2.11
                 Massachusetts                 0.57        1.23    620,885    756       72.63       1.09
                 Michigan                      1.72        1.35    246,549    711       76.32       1.43
                 Minnesota                     1.27        2.24    241,529    729       78.48       2.03
                 Missouri                      0.00        0.57    231,702    710       76.79       0.45
                 Montana                       0.00        0.06    259,380    806       67.18       0.05
                 Nebraska                      0.00        0.02    88,601     750       80.00       0.02
                 Nevada                        1.99        2.39    398,806    737       73.30       2.31
                 New Hampshire                 0.00        0.03    148,000    687       80.00       0.03
                 New Jersey                    1.98        1.33    522,516    729       71.81       1.47
                 New Mexico                    0.74        0.00    444,109    708       80.00       0.16
                 New York                      0.30        0.00    356,000    692       80.00       0.06
                 North Carolina                0.11        0.87    309,440    719       75.44       0.71
                 Ohio                          1.96        2.13    225,062    722       78.03       2.09
                 Oklahoma                      0.54        0.13    416,254    741       69.19       0.22
                 Oregon                        1.23        0.50    340,742    703       68.99       0.66
                 Pennsylvania                  9.27        0.55    544,766    756       70.56       2.39
                 Rhode Island                  1.58        0.35    579,823    736       70.73       0.61
                 South Carolina                0.00        0.55    351,090    683       77.34       0.43


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.







------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 6 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                            STATE
                                                            -----

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 STATE1                        GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 South Dakota                    0.00      0.04     200,480    720      80.00      0.04
                 Tennessee                       0.82      0.60     263,619    729      73.43      0.65
                 Texas                           0.52      0.38     214,697    717      80.85      0.41
                 Utah                            0.32      1.00     541,628    722      70.74      0.85
                 Virginia                        7.65      8.02     443,957    721      76.37      7.94
                 Washington                      3.78      2.79     417,506    733      77.48      3.00
                 Wisconsin                       0.00      0.08     120,787    724      83.77      0.06
                 TOTAL                         100.00    100.00     417,515    726      73.49    100.00


                                                            LOAN PURPOSE
                                                            ------------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 LOAN PURPOSE                 GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 Cash Out Refinance              37.20    43.25     421,439    720      71.20      41.97
                 Purchase                        43.37    40.29     399,162    733      78.10      40.94
                 Rate/Term Refinance             19.42    16.46     457,455    726      68.07      17.08
                 TOTAL                          100.00   100.00     417,515    726      73.49     100.00


                                                            OCCUPANCY
                                                            ----------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 OCCTYPE                      GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 Investor                        12.20     7.07     329,761    737      74.77       8.15
                 Owner Occupied                  82.87    88.60     426,359    725      73.40      87.39
                 Second Home                      4.93     4.33     453,848    743      72.89       4.46
                 TOTAL                          100.00   100.00     417,515    726      73.49     100.00


                                                            PROPERTY TYPE
                                                            -------------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 PROPTYPE                     GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 2-4 Family                       1.65     1.90     479,507    735      73.31       1.85
                 Condominium                      7.26     8.81     378,164    735      74.99       8.49
                 PUD                             30.38    27.90     450,309    725      74.68      28.42
                 Single Family                   60.71    61.29     408,018    726      72.72      61.17
                 Townhouse                        0.00     0.09     404,000    683      80.00       0.07
                 TOTAL                          100.00   100.00     417,515    726      73.49     100.00




------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.






------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 7 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                      DOCUMENTATION CODE
                                                      ------------------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 DOCTYPE                       GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 Full/Alternative              34.55      28.96     376,183    729      75.31    30.14
                 No Income/No Asset             0.24       0.39     410,176    692      78.63     0.36
                 No Ratio                       0.22       0.00     264,800    680      80.00     0.05
                 Stated Income                 63.33      66.56     443,584    726      72.71    65.88
                 Stated/Stated                  1.66       4.08     363,901    720      71.83     3.57
                 TOTAL                        100.00     100.00     417,515    726      73.49   100.00


                                                            INTEREST ONLY
                                                            -------------


                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                 IO FLAG                      OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                   IO PERIOD                  GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 NO                           100.00     100.00     417,515    726      73.49   100.00
                    NONIO                     100.00     100.00     417,515    726      73.49   100.00
                 TOTAL                        100.00     100.00     417,515    726      73.49   100.00



                                                              INDEX TYPE
                                                              ----------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 DOCTYPE                       GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 MTA                            0.54    100.00      418,019    725      73.52    79.01
                 WSJ-1MLIBOR                   99.46      0.00      415,626    732      73.35    20.99
                 TOTAL                        100.00    100.00      417,515    726      73.49   100.00



                                                              MONTHS TO ROLL
                                                              --------------


                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 ROLL                         GROUP1    GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 0 - 2                         93.20     99.02      419,675    726      73.50    97.79
                 3 - 8                          6.80      0.98      339,904    738      73.11     2.21
                 TOTAL                        100.00    100.00      417,515    726      73.49   100.00


                                                               GROSS MARGIN
                                                               ------------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 MARGIN                       GROUP1     GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 0.000 - 1.749                  0.00      0.13      600,000    692      80.00     0.11
                 1.750 - 1.999                  0.28      0.15      342,255    748      74.36     0.18



------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.






------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 8 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                          GROSS MARGIN
                                                          ------------

                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 MARGIN                       GROUP1     GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 2.000 - 2.249                  0.88      1.05      642,477    737      73.13      1.01
                 2.250 - 2.499                  6.81      3.81      469,428    734      72.83      4.44
                 2.500 - 2.749                 19.68     11.62      465,987    735      71.49     13.32
                 2.750 - 2.999                 13.85     26.69      448,407    724      72.63     23.98
                 3.000 - 3.249                 36.17     28.71      412,227    727      74.32     30.29
                 3.250 - 3.499                  7.92     24.66      368,426    723      73.33     21.12
                 3.500 - 3.749                 14.12     1.64       387,218    716      78.28      4.28
                 3.750 - 3.999                  0.29      1.05      363,248    717      79.15      0.89
                 4.000 - 4.249                  0.00      0.48      271,025    738      79.54      0.38
                 TOTAL                        100.00    100.00      417,515    726      73.49    100.00



                                                             MAX RATE
                                                             --------


                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                 MAX RATE                     GROUP1     GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 8.500 - 8.999                  0.00      1.32      372,572    718      69.60       1.05
                 9.500 - 9.999                 58.47     85.97      406,758    724      73.63      80.16
                 10.000 - 10.499                0.00      0.41      466,375    735      72.27       0.33
                 10.500 - 10.999               15.95     11.66      519,218    745      72.03      12.56
                 11.500 - 11.999                0.00      0.57      366,214    672      77.03       0.45
                 12.000 - 12.499               25.58      0.07      403,728    723      75.20       5.45
                 TOTAL                        100.00    100.00      417,515    726      73.49     100.00


                                                             PREPAY
                                                             ------


                                                                                      WTD AVG    PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN     OVERALL
                 PREPAY                       OVERALL    OVERALL    CURRENT    FICO      TO      CURRENT
                    PP DESC                   GROUP1     GROUP2     BALANCE   SCORE    VALUE     BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------
                 NO                            59.17     40.95      471,334    731      73.32      44.79
                         No PP                 59.17     40.95      471,334    731      73.32      44.79
                 YES                           40.83     59.05      382,114    722      73.62      55.21
                         12MPP                  4.02     19.52      532,464    728      70.76      16.24
                         24MPP                  0.00      0.19      291,867    682      80.00       0.15
                         36MPP                 36.33     38.44      339,669    720      74.82      38.00
                         42MPP                  0.49      0.00      194,933    718      79.99       0.10
                         4MPP                   0.00      0.58      647,009    727      75.06       0.45
                         6MPP                   0.00      0.32      728,095    706      68.63       0.26
                 TOTAL                        100.00    100.00      417,515    726      73.49     100.00




------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.







------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR6                                                 July 26, 2005
sfong                                                                                                                  07:15PM EDT
                                                                                                                       Page 9 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                        INDEX AND CAPS
                                                        --------------


                                                                                      WTD AVG   WTD AVG   PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN    CURRENT   OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO     GROSS     CURRENT
                 INIT RATE CAP                GROUP1     GROUP2     BALANCE   SCORE    VALUE    COUPON    BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------  -------
                 0.000                         100.00     100.00    417,515   726      73.49     2.670    100.00
                 TOTAL                         100.00     100.00    417,515   726      73.49     2.670    100.00


                                                                CAPS
                                                                ----


                                                                                      WTD AVG   WTD AVG   PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN    CURRENT   OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO     GROSS     CURRENT
                 PER RATE CAP                 GROUP1     GROUP2     BALANCE   SCORE    VALUE    COUPON    BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------  -------
                 0.000                         100.00     100.00    417,515   726      73.49     2.670    100.00
                 TOTAL                         100.00     100.00    417,515   726      73.49     2.670    100.00


                                                                SILENT SECONDS
                                                                --------------


                                                                                      WTD AVG   WTD AVG   PCT OF
                                              PCT OF     PCT OF      AVG     WTD AVG    LOAN    CURRENT   OVERALL
                                              OVERALL    OVERALL    CURRENT    FICO      TO     GROSS     CURRENT
                 SILSEC                       GROUP1     GROUP2     BALANCE   SCORE    VALUE    COUPON    BALANCE
                 --------------------         --------   ------    --------  ------    -------   -------  -------
                 NO                             68.59      70.11    466,617   728      72.18     2.951     69.79
                 YES                            31.41      29.89    335,869   722      76.51     2.022     30.21
                 TOTAL                         100.00     100.00    417,515   726      73.49     2.670     100.00




------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar6/dats/ar6.dat -v ALF: /a/sfong/deals/ar6/ar6.alf
------------------------------------------------------------------------------------------------------------------------------------

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiates.

